UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

OPKO Health, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd. Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 575-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On April 23, 2013, OPKO Health, Inc., a Delaware corporation (“OPKO”) and PROLOR Biotech, Inc. (“PROLOR”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, a newly formed, wholly-owned subsidiary of OPKO will merge with and into PROLOR, with PROLOR continuing as the surviving corporation and a wholly-owned subsidiary of OPKO (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each share of common stock of PROLOR, par value $0.00001 per share, issued and outstanding at the Effective Time will be cancelled and converted into the right to receive 0.9951 shares of OPKO common stock, par value $0.01 per share.

The Merger Agreement contains customary representations, warranties and obligations of the parties. The completion of the Merger is subject to various closing conditions, including obtaining the required approvals of OPKO’s and PROLOR’s stockholders, receiving certain regulatory and antitrust approvals (including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), receiving certain clearances or approvals by the Israeli Securities Authority, the SEC’s declaration of effectiveness of the registration statement in connection with the issuance of OPKO common stock in the merger and the non-existence of any stop order or similar proceeding by the SEC in respect of the registration statement or the joint proxy statement/prospectus and the approval by the New York Stock Exchange with respect to the listing of the shares of OPKO common stock to be issued in the Merger. The Merger is intended to qualify as a reorganization for federal income tax purposes. The transaction is expected to close during the second half of 2013.

The Merger Agreement contains certain termination rights for both OPKO and PROLOR. If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, OPKO or PROLOR, as the case may be will be required to pay the other a termination fee of $9,600,000 and in certain circumstances PROLOR will be required to pay OPKO a termination fee of $14,400,000. The Merger Agreement also contains a “go shop” provision pursuant to which PROLOR has the right to solicit and engage in discussions and negotiations with respect to competing proposals through June 2, 2013. After that date, PROLOR may continue discussions until June 22, 2013 with any party that has submitted a competing proposal that the Board of Directors and Strategic Alternatives Committee of PROLOR determines in good faith would reasonably be expected to result in a superior proposal as defined in the Merger Agreement.

Certain of OPKO’s directors, executive officers and stockholders are directors and stockholders of PROLOR. Specifically, Phillip Frost, M.D., OPKO’s Chairman and Chief Executive Officer, and a greater than 5% stockholder of OPKO is PROLOR’s Chairman of the Board and a greater than 5% stockholder of PROLOR. Jane H. Hsiao, Ph.D., M.B.A., OPKO’s Vice Chairman of the Board and Chief Technical Officer, and a greater than 5% stockholder of OPKO, and Steven D. Rubin, OPKO’s Executive Vice President – Administration and a Director, and a less than 5% stockholder of OPKO are both directors of PROLOR and less than 5% stockholders of PROLOR. The Board of Directors of each of OPKO and PROLOR (with the directors noted above abstaining) has approved the Merger and the Merger Agreement. The transaction was also approved by PROLOR’s Strategic Alternatives Committee.

Additional Information About the Transaction and Where to Find It

This communication is being made in respect of the proposed business combination involving OPKO and PROLOR. This communication may be deemed to be solicitation material in respect of the proposed business combination involving OPKO and PROLOR. In connection with the proposed transaction, OPKO will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of OPKO and PROLOR and that will also constitute a prospectus of OPKO. The definitive joint proxy statement/prospectus will be mailed to stockholders of OPKO and PROLOR. STOCKHOLDERS OF OPKO AND PROLOR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC by OPKO and PROLOR through the website maintained by the SEC at www.sec.gov. Free copies of the registration statement and the definitive joint proxy statement/prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to:

OPKO CONTACT:	PROLOR CONTACT:

Steve D. Rubin, Executive Vice President – Administration	Barbara Lindheim
Juan F. Rodriguez, Chief Financial Officer	BLL Partners, LLC
OPKO Heath, Inc.	Tel: +1 212 584-2276
Tel: +1 305-575-4100	blindheim@bllbiopartners.com

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Certain Information Regarding Participants

OPKO, PROLOR and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding OPKO’s directors and executive officers is available in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 27, 2012. Information regarding PROLOR’s directors and executive officers is available in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 24, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Item 7.01	Regulation FD Disclosure.

On April 24, 2013, OPKO and PROLOR issued a press release regarding the Merger. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by OPKO under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of OPKO and PROLOR, dated April 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

Date: April 24, 2013	By:	/s/ Juan F. Rodriguez
	Name:	Juan F. Rodriguez
	Title:	Senior Vice President- Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of OPKO and PROLOR, dated April 24, 2013.

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